Interim Phase 2 (Part 1a) Preeclampsia Data

July 17, 2025

DiaMedica THERAPEUTICS

Transforming Care for Preeclampsia and Stroke

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect management's current expectations. When used in this presentation, the words "estimate," "believe," "anticipate," "intend," "expect," "plan," "continue," "potential," "will," "may," "could," "seek," "might," "project," "target," "aim" or "should," the negative of these words or such variations thereon or comparable terminology and the use of future dates are intended to identify forward-looking statements and information.

The forward-looking statements reflect management's current plans, expectations, intentions, objectives, market opportunity and other estimates, beliefs regarding the benefits and potential of DM199 and anticipated timing of future events, all of which involve assumptions that may never materialize or may prove to be incorrect and inherently involve significant risks and uncertainties, including factors beyond DiaMedica's control that could cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties are subject to market and other conditions and include, among others, risks and uncertainties relating to DiaMedica's clinical expansion into preeclampsia, the ability of its physician collaborators to successfully conduct a Phase 2, proof-of-concept trial of DM199 as a treatment for preeclampsia, DiaMedica's reliance on its physician collaborators and the ability of other investigators to repeat the interim top-line results; regulatory applications and related filings and approval timelines; the possibility of additional future adverse events associated with or unfavorable results from the preeclampsia or other trials; DiaMedica's plans to develop, obtain regulatory approval for its DM199 product candidate for the treatment of preeclampsia or other indications and its expectations regarding the benefits of DM199, including its ability to impact blood pressure and improve endothelial health, and the potential market size for DM199 in preeclampsia; DiaMedica's ability to conduct successful clinical testing of DM199 within its anticipated parameters, including targeted enrollment numbers, costs and timeframes; DiaMedica's reliance on collaboration with third parties to conduct clinical trials; DiaMedica's ability to continue to obtain funding for its operations, including funding necessary to complete planned clinical trials and obtain regulatory approvals for DM199 for preeclampsia or other indications and the risks identified under the heading "Risk Factors" in DiaMedica's annual report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent U.S. Securities and Exchange Commission filings, including its most recent quarterly report on Form 10-Q for the quarterly period ended March 31, 2025.

Other risks and uncertainties of which DiaMedica is not currently aware may also affect the Company's forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. DiaMedica undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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Early-Onset PE and FGR: Severe Conditions with a $5B+ U.S. Market



Disease Overview

- **Preeclampsia (PE):** life-threatening high blood pressure disorder accompanied by multi-system organ damage that occurs only during pregnancy.
  - Early onset PE is a severe sub-type that occurs before 34 weeks of pregnancy where **50% of deliveries are driven by refractory hypertension despite maximal intervention**[6].
  - There are currently **no disease modifying therapies** approved for PE.
- **Fetal Growth Restriction (FGR):** A condition where a baby is not growing as expected, often due to **preeclampsia** or other complications.

Annual Incidence in U.S.

325,000+
FGR & PE[1,2]

~200,000
PE[2]

INITIAL TARGETS

~30,000
Early onset PE[3,4]

+

~20,000
Early onset FGR[5*]

*FGR Only

1. Baschat et al. (2021). FIGO initiative on fetal growth: Best practice advice for screening, diagnosis, and management of fetal growth restriction. *International Journal of Gynecology & Obstetrics*, 152(S1), 3-12.
2. Chappell, L. C., et al. (2021). Pre-eclampsia. The Lancet, 398(10297), 341-354.
3. Teka, H., et al. (2023). Clinical presentation, maternal-fetal, and neonatal outcomes of early-onset versus late onset preeclampsia-eclampsia syndrome in a teaching hospital in a low-resource setting: A retrospective cohort study. PloS one, 18(2), e0281952.
4. E., G., Akurati, et al. (2018). Early onset and late onset preeclampsia-maternal and perinatal outcomes in a rural tertiary health center. International Journal of Reproduction, Contraception, Obstetrics and Gynecology, 7(6), 2266-2269.
5. Dall'Asta, A., et al. (2017). Early onset fetal growth restriction. Maternal health, neonatology and perinatology, 3, 2.
6. Paidas, M. J., et al. (2020). Prospective, randomized, double-blind, placebo-controlled evaluation of the pharmacokinetics, safety, and efficacy of recombinant antithrombin versus placebo in preterm preeclampsia. American Journal of Obstetrics & Gynecology, 223(5), 739.e1-739.e13.

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Interim Phase 2 (Part 1a) Results



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THERAPEUTICS

Interim Phase 2 (Part 1a) Results of DM199 for Preeclampsia are a **Clear Success**

- **Safety**: No placental transfer of DM199. Well tolerated with no serious TEAEs reported.
- **Blood Pressure (BP)**: Dose-dependent reductions in both systolic (SBP) and diastolic (DBP)
  - **Cohort 9 (n=3; highest dose):** Achieved the largest mean BP reduction of all cohorts at predefined 5-minute post-infusion timepoint: SBP ↓ 35 mmHg ($p<0.05$), DBP ↓ 15 mmHg ($p<0.05$)
  - **Pooled cohorts 6-9 (n=12):** Statistically significant mean reductions in SBP and DBP across all predefined post-infusion timepoints—5 minutes, 30 minutes, and 24 hours
    - SBP: ↓ 25, ↓15, ↓ 20 mmHg at 5 min, 30 min, and 24 hours (p=0.0003, p=0.0018, p=0.0031)
    - DBP: ↓ 13, ↓ 13, ↓ 10 mmHg at 5 min, 30 min, and 24 hours (p=0.0007, p=0.0002, p=0.0294)
- **Dilation of intrauterine arteries:** Statistically significant improvement in pulsatility index at the 2-hour timepoint[1], signaling potential for enhanced placental perfusion and disease modification
  - ↓ 13.2% reduction in blood flow resistance (p=0.0003)



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TEAE: Treatment Emergent Adverse Event

1. Uterine Doppler measurements were performed on participants at baseline, 2 hours, and 24 hours; however, as most participants delivered within 24 hours, measurements at the 24-hour timepoint were available for only 5 patients.

DM199 Preeclampsia Phase 2 IST Trial – Part 1a

Women planned for delivery within 72 hours

Part 1a- Dose Escalation (3x3 Design)

Cohort	Dose	
C9	2.0µg/kg IV + 12.0µg/kg SC	✓
C8	1.5µg/kg IV + 9.0µg/kg SC	✓
C7	1.25µg/kg IV + 7.5µg/kg SC	✓
C6	1.0µg/kg IV + 6.0µg/kg SC	✓
C5	0.75µg/kg IV + 4.5µg/kg SC	✓
C4	0.5µg/kg IV + 3.0µg/kg SC	✓
C3	0.2µg/kg IV + 1.2µg/kg SC	✓
C2	0.1µg/kg IV + 0.6µg/kg SC	✓
C1	0.1µg/kg IV	✓

- Study designed to assess DM199 placental transfer with minimal fetal exposure and to evaluate early blood pressure effects. Repeated dosing avoided to prevent prolonged fetal exposure if transfer occured. Limited dosing (one each IV & SC) minimized fetal exposure risk during this assessment.

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Part 1 Overview

- 27-42 weeks gestation (singleton)
- >150 systolic blood pressure
  - Receiving standard of care
- <72 hours scheduled for delivery

Study Groups

- 1a. Up to 30 preeclampsia participants
  - Ascending dose study identifying the optimal, medically relevant dose based on BP reductions
- 1b. 30 preeclampsia participants. Expansion cohort at dose identified in 1A

Primary Endpoints:

- Safety and tolerability
  - Includes results of placental crossing analysis/assay
- Lower blood pressure

Key Exploratory Endpoint

- Dilation of uterine arteries (Doppler)

DM199 Administration Timepoints and Prespecified BP Measurements

Timepoints of BP Measurements Approximate Tmax of IV and SC Doses



Time After IV is Completed
Participant Meets Screening Requirement (ie SBP >150 mmHg), is Consented, and Enrolled
SBP/DBP*
Baseline Recorded
DM199 IV Infusion
Prespecified Primary Endpoint
+5 Min
+30 Min
+~1hr
+24hr
DM199 SC
SBP/DBP
SBP/DBP
SBP/DBP

*Average of 3 consecutive measurements
IV= Intravenous
SC=Subcutaneous

Baseline Demographics

Characteristics	DM199 (n=28)
Median (IQR) gestation at enrollment (weeks + days)	37+0 (35+6 - 38+1)
Median (IQR) maternal age (years)	32.5 (28.8 - 36.3)
Mean (SD), birth weight in grams	2591.3 (553.4)
BMI, median (IQR)	36.8 (33.4 - 43.4)
Race, n(%)	
Black	22 (79)
Mixed	6 (21)
Mean (SD) systolic blood pressure (mmHg)	165.9 (11.7)
Mean (SD) diastolic blood pressure (mmHg)	103.3 (9.8)
Received antihypertensives 24 hours prior to enrollment, n(%)	
1	10 (36)
2	14 (50)
3	4 (14)
Received short-acting antihypertensives after randomization, n(%)	8 (29)
Received magnesium sulphate, n(%)	27 (96)
Received corticosteroids after randomization, n(%)	1 (4)

IQR: Interquartile Range
SD: Standard Deviation

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Delivery Characteristics

- ~80% of deliveries occurred within 24 hours

Characteristics	DM199 n(%)
Vaginal delivery	9 (32)
Cesarean section	19 (68)
Time to delivery	
<2 hours	1 (4)
<4 hours	3 (11)
<8 hours	9 (32)
<12 hours	16 (57)
<24 hours	22 (79)
≥24 hours	6 (21)
Received balloon catheter	14 (50)
Received prostaglandins	9 (32)
Received oxytocin	11 (39)

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DM199 Was NOT Detected in Umbilical Cord Blood in Any Dose Cohort

- At delivery, DM199 was not detected in any cord blood samples, while a clear dose-dependent increase in DM199 was observed in maternal plasma.
- Data suggests DM199 does **not cross the placental barrier**, a potentially unique safety advantage.

Average Plasma DM199 Concentrations (Maternal and Cord Blood Samples At Delivery)



DM199 Concentration (ng/mL)
4
3
2
1
0
ND
ND
ND
ND
0.6
ND
1.1
ND
2.3
ND
2.9
ND
2.5
ND
3.3
ND

	C1[1] & C2		C3		C4		C5		C6		C7		C8		C9[2]	
	Mom	Cord	Mom	Cord	Mom	Cord	Mom	Cord	Mom	Cord	Mom	Cord	Mom	Cord	Mom	Cord
IV Dose(µg/kg)	*0.1 µg/kg*		*0.2 µg/kg*		*0.5 µg/kg*		*0.75 µg/kg*		*1.0 µg/kg*		*1.25 µg/kg*		*1.5 µg/kg*		*2.0 µg/kg*	
SC Dose(µg/kg)	*0.6 µg/kg*		*1.2 µg/kg*		*3.0 µg/kg*		*4.5 µg/kg*		*6.0 µg/kg*		*7.5 µg/kg*		*9.0 µg/kg*		*12.0 µg/kg*	

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ND: Non-detectable concentrations – lower limit of quantification is <0.5 ng/mL IV= Intravenous SC=Subcutaneous

1. Did not receive SC dose
2. Data cut for placental transfer was 6/27/25 to allow for sample shipment and analysis. Results for the final C9 patient, enrolled on 7/1/25, are not available

DM199 Was Generally Safe and Well Tolerated

- No serious TEAEs were reported in response to any dose

Maternal Treatment-Emergent Adverse Events

TEAE	N=28 [n(%)]	Dose Cohorts
Nausea	4 (14%)	C8 (n=2), C9 (n=2)
Headache	3 (11%)	C3 (n=1), C6 (n=2)
Flushing	1 (4%)	C9

Expected Events Of Preeclampsia (per protocol definition)

Expected Event	N=28 [n(%)]	Dose Cohorts
Postpartum Hemorrhage	4 (14%)	C3 (n=2), C4 (n=1), C8 (n=1)
Eclampsia	1 (4%)	C1
HELLP Syndrome	1 (4%)	C4
Pulmonary Edema	1 (4%)	C9

- No events of hypotension;
- No patient paused or discontinued treatment;
- No induction of early labor

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TEAE: Treatment Emergent Adverse Event

Blood Pressure Was Reduced at Prespecified 5-Minute Post-Infusion Endpoint

Pooled Cohorts C6–C9 achieved statistically significant reductions in SBP (-25 mmHg) and DBP (-15 mmHg)


Systolic
Cohorts 6 – 9
Dose Range For Further Clinical Investigation
Average Change (mmHg) From Baseline
5
-5
-15
-25
-35
-45
p<0.05
p<0.05
p<0.05
p<0.05

IV Dose (ug/kg)	0.10	0.20	0.50	0.75	1.00	1.25	1.50	2.0
Same size	n=6	n=4	n=3	n=3	n=3	n=3	n=3	n=3
Baseline BP	169	168	155	165	169	156	160	183
Cohort(s)	1&2	3	4	5	6	7	8	9


Diastolic
Cohorts 6 – 9
Dose Range For Further Clinical Investigation
10
5
0
-5
-10
-15
-20
-25
p<0.05

	0.10	0.20	0.50	0.75	1.00	1.25	1.50	2.0
	n=6	n=4	n=3	n=3	n=3	n=3	n=3	n=3
	102	98	109	105	105	97	103	112
	1&2	3	4	5	6	7	8	9

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Mean ± SEM presented| Paired T-test vs. baseline| best-fit line based on mean values
No patients received short-acting BP meds during these time points

Blood Pressure Was Reduced at Prespecified 30-Minute Post-Infusion Endpoint

Pooled Cohorts C6–C9 achieved statistically significant reductions in SBP (-15 mmHg) and DBP (-13 mmHg)

Systolic



Average Change (mmHg) From Baseline
5
-5
-15
-25
-35
Cohorts 6 – 9
Dose Range For Further Clinical Investigation
p<0.05

IV Dose (ug/kg)	0.10	0.20	0.50	0.75	1.00	1.25	1.50	2.0
Same size	n=5	n=4	n=3	n=3	n=3	n=3	n=3	n=3
Baseline BP	163	168	155	165	169	156	160	183
Cohort(s)	1&2[1]	3	4	5	6	7	8	9

Diastolic



5
-5
-15
-25
Cohorts 6 – 9
Dose Range For Further Clinical Investigation

IV Dose (ug/kg)	0.10	0.20	0.50	0.75	1.00	1.25	1.50	2.0
Same size	n=5	n=4	n=3	n=3	n=3	n=3	n=3	n=3
Baseline BP	97	98	109	105	105	97	103	112
Cohort(s)	1&2[1]	3	4	5	6	7	8	9

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Mean ± SEM presented | Paired T-test vs. baseline | best-fit line based on mean values

No patients received short-acting BP meds during these time points

1. Excludes Patient 1 due to delivery occurring 15 minutes after infusion completion (emergency c-section)

DM199 Drove Statistically Significant Systolic Blood Pressure Reduction

Pooled Analysis of Cohorts 6 to 9



1.0-2.0 µg/kg IV (Cohorts 6-9) n=12[2]
Systolic Blood Pressure
Average[1] SBP (mmHg)
175
170
165
160
155
150
145
140
135
130
125
120
Severe hypertension (AJOG)
167
142**
152**
149**
153**
150**
145**
147**
-25
-15
-18
-14
-17
-22
-20
(p=0.0003)
(p=0.0018)
(p=0.0088)
(p=0.0095)
(p=0.0008)
(p=0.0022)
(p=0.0031)
Baseline
5 Minutes
30 Minutes
2 Hours
4 Hours
8 Hours
12 Hours
24 Hours
Time After Completion of IV Infusion

Mean ± SEM presented | Paired T-test vs. baseline: *p<0.05 | **p<0.01

1. Average of three consecutive readings per timepoint
2. Patients in cohorts 6–8 (n=9) did not receive any short-acting antihypertensive medications after DM199 administration. Patients in cohort 9 (n=3) received short-acting BP medications at various time points after the 30-minute measurement but prior to the 24-hour assessment.

Note: measurement timepoints presented as scheduled. Actual measurement times varied

Prespecified Primary Endpoint

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DM199 Drove Statistically Significant Diastolic Blood Pressure Reduction

Pooled Analysis of Cohorts 6 to 9


1.0-2.0 µg/kg IV (Cohorts 6-9) n=12[2]
Diastolic Blood Pressure
Average[1] DBP (mmHg)
110
105
100
95
90
85
80
75
70
104
91**
91**
92**
94**
91**
88**
94*
-13
-13
-13
-11
-13
-17
-10
(p=0.0007)
(p=0.0002)
(p=0.0009)
(p=0.0038)
(p=0.0029)
(p=0.0016)
(p=0.0294)
Baseline
5 Minutes
30 Minutes
2 Hours
4 Hours
8 Hours
12 Hours
24 Hours
Time After Completion of IV Infusion

Mean ± SEM presented | Paired T-test vs. baseline: *p<0.05 | **p<0.01

1. Average of three consecutive readings per timepoint

2. Patients in cohorts 6–8 (n=9) did not receive any short-acting antihypertensive medications after DM199 administration. Patients in cohort 9 (n=3) received short-acting BP medications at various time points after the 30-minute measurement but prior to the 24-hour assessment.

Note: measurement timepoints presented as scheduled. Actual measurement times varied

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Prespecified Primary Endpoint

DM199 Reduced Uterine Artery Resistance, Suggesting Enhanced Placental Perfusion

Overall[1,2] (n=25)



2.5
2
1.5
1
0.5
0
Uterine Artery Pulsatility Index
Reduced blood flow resistance
Baseline
2 Hours
2
Cohorts 1&2
Cohort 3
Cohort 4
Cohort 5
Cohort 6
Cohort 7
Cohort 8
Cohort 9

Geomean % Change[1]	-13.2%
P-value[1]	0.0003

- Dilation of the uterine arteries was assessed by Doppler ultrasound at baseline and two hours after IV infusion
- 13.2% average reduction in blood flow resistance was observed across cohorts (p=0.0003), **suggesting DM199 increased perfusion to the placenta**

Improved perfusion may reduce placental hypoxia, supporting fetal growth and disease modification

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1. Measurements not available for one patient in Cohort 1, and two patients in Cohort 7
2. One patient in Cohort 2 (baseline: 2.2, 2hr: 2.5) was crowning (baby's head visible at the vaginal opening) at the time of the 2-hour measurement, potentially impact the 2-hour measurement

Summary Remarks

- ✓ DM199 is emerging as an exciting potential therapeutic option for **both preeclampsia and fetal growth restriction**
- ✓ DM199 appears to be **generally well tolerated** across broad exposure levels, and **does not cross the placental barrier**
- ✓ Early signals of **improved placental perfusion** suggest the potential for true **disease modification**
- ✓ **Robust, durable blood pressure reductions** provide broader clinical relevance, **indicating endothelial protection**—the key driver of maternal disease
- ✓ Ongoing **dose optimization** is expected to **further strengthen** DM199's profile as it advances into U.S. clinical trials next year

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Next Steps for the Phase 2 Trial



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THERAPEUTICS

Next Phases of Preeclampsia IST Following Part 1A Completion

All parts can enroll concurrently

Part 1b (n=30)
Planned Delivery in 72 Hrs.

- Recruiting the same population as Part 1A: women with planned delivery within 72 hours and SBP >150 mmHg (27 – 42 weeks GA)
- Participants will receive a single IV/SC dose on Day 1, using the dose identified in Part 1A (no additional doses)
- Primary endpoints: Safety* and lowering blood pressure

Part 2 (n=30)
Expectant Management

- Recruiting women with early onset preeclampsia (GA 27+0 to 32+6) who are candidates for expectant mgmt. (prolongation)
- Participants will receive an initial IV/SC dose on Day 1, followed by repeated SC doses until delivery
- Primary endpoints: Safety*, prolongation, change in UACR, need to increase/decrease antihypertensive agents

Part 3 (n=30)
Fetal Growth Restriction

- Recruiting women with early onset FGR (GA 27+0 to 32+6), defined as fetal growth <3rd centile, who do not have preeclampsia
- Participants will receive an initial IV/SC dose on Day 1, followed by repeated SC doses until delivery
- Primary endpoints: Safety*, changes in uterine, ophthalmic, and fetal Dopplers, and birthweight centile

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GA= Gestational Age
*including placental transfer of DM199 (umbilical cord levels after birth)

Fetal Growth Restriction: DM199's Indication Expansion

Strong mechanistic rationale based on Interim Part 1a PE data

Fetal Growth Restriction is a Major Unmet Medical Challenge

- Placental insufficiency—particularly impaired uteroplacental blood flow—is a core pathophysiologic driver of FGR
- **No approved therapies** to directly treat FGR; current management is limited to monitoring and early delivery
- The Pulsatility Index (PI) in uterine and umbilical arteries is a core diagnostic and prognostic biomarker and is directly correlated with fetal oxygen/nutrient delivery

DM199 Offers the Potential to Improve Uteroplacental Blood Flow

- Like preeclampsia, FGR is often marked by abnormal uterine artery Doppler waveforms:
  - Elevated PI
  - Absent or reversed end-diastolic flow
- DM199 has been shown to dilate intrauterine arteries, resulting in:
  - Improved uteroplacental perfusion
  - Reduced vascular resistance, as quantified by the Pulsatility Index

DM199's efficacy in lowering PI in preeclampsia patients supports its potential in FGR—especially early-onset forms

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Thank You!

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